UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2018
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EXICURE, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	000-55764	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8045 Lamon Avenue
Suite 410
Skokie, IL 60077
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 673-1700
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Exicure, Inc. (the “Company”) was held on June 19, 2018. Shareholders voted as follows on the matters presented for a vote.

1.	The shareholders elected David A. Giljohann, Ph.D. and David R. Walt, Ph.D. as Class I directors, to hold office until the Company’s annual meeting of stockholders in 2021, by the following votes:

Nominee	For	Withhold For All Nominees	For All Except David A. Giljohann, Ph.D.	For All Except David R. Walt, Ph.D.
David A. Giljohann, Ph.D.	28,628,634	0	0	0
David R. Walt, Ph.D.	28,628,634	0	0	0

2.	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountant for 2018 was approved based upon the following votes:

	For	Against	Abstain
KPMG LLP	28,628,634	0	0

There were no broker non-votes with respect to any of the proposals.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2018	EXICURE, INC.

	By:	/s/ David A. Giljohann
	Name:	David A. Giljohann
	Title:	Chief Executive Officer